UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1313 South Killian Drive, Lake Park, FL	33403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 328-6488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 1 – Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

During the period June 6-12, 2019, Findex.com, Inc. (the “Company”) entered into a series of related Securities Exchange Agreements and Securities Purchase Agreements with then Company debtholders by which it effectively restructured what had been an aggregate of $3,714,485 in outstanding debt on its balance sheet and leaving in its stead only a combination of a newly authorized series of convertible preferred stock and warrants to acquire two separate but also recently authorized series’ of convertible preferred stock. These transactions represented a deliberate and carefully planned initiative by the Company aimed at significantly increasing the strength of its balance sheet by eliminating 81% of its previously existing debt and relief from the resulting and mounting financial vulnerability and stress to which the Company had become increasingly exposed in recent years.

As of June 12, 2019, Findex.com, Inc. had total liabilities of $4,577,859 on its balance sheet, and had been facing increasing financial pressures for years, and challenges in raising much-needed working capital, because of it. Through a carefully structured and negotiated series of related transactions constituting a major recapitalization of the company as of June 12, 2019, however, that figure, not yet audited but confirmed by the company’s internal accounting representatives, has been reduced to $863,374. Further, all ongoing interest expense relating to the subject debt has also been eliminated and will no longer be a factor in calculating the net income of the company.

The aggregate $3,714,485 that had existed as outstanding debt obligations on the Company’s balance sheet as of the beginning of the restructuring period consisted of a combination of the following:

▪	$458,729 in a promissory note payable to one separate, private investor for a cash investment, together with accrued interest, dating back as far as July, 2014;
▪	$1,367,450 in convertible promissory notes payable to eight separate, private investors for cash investments together with accrued interest;
▪	$845,491 in accrued but unpaid salary and/or wages payable to two Company employees for services rendered, together with accrued interest, dating back as far as January, 2014;
▪	$200,945 in accrued but unpaid fees payable to two Company directors for their services rendered, together with accrued interest, dating back as far as January, 2015; and
▪	$841,870 in convertible promissory notes payable to four separate, outside professionals and consultants for accrued but unpaid professional and consulting fees together with accrued interest, dating back as far as January, 2014.

Through the afore-referenced series of transactions, and as more fully detailed below, all of such previously existing debt has been, as of June 12, 2019, exchanged for, and effectively converted to, either shares of preferred stock or warrants to acquire shares of preferred stock. On a combined basis, these transactions resulted in the removal of $3,714,485 in otherwise repayable debt obligations of the Company.

The Series RX-1 Preferred Stock Transactions

Between June 6 and 12, 2019, pursuant to certain securities exchange agreements and securities purchase agreements between the Company and various private investors, and in exchange for an aggregate $1,826,180 in debt owed to such parties as of such dates, inclusive of accrued interest, (a portion of which debt had been convertible into Company common stock in accordance with its stated terms and the remainder of which had not), the Company issued to such private investors a total of 1,418,615 shares of Company Series RX-1 preferred stock (the “Series RX-1 Preferred Stock”). As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on May 31, 2019, 1,500,000 shares of the Series RX-1 Preferred Stock, par value $0.001 per share, had been previously authorized by the Company’s board of directors on May 24, 2019 pursuant to its authority to designate serial preferred stock from time to time under Article V Section B of the Company’s Articles of Incorporation (as amended to date, the “Company Articles”), and a certificate of designations amending the Company Articles and reflecting the Series RX-1 was duly filed with the Nevada Secretary of State on May 24, 2019 (as included as Exhibit 3.1 to the Company’s current report on Form 8-K filed with the SEC on May 31, 2019, the “Series RX-1 Certificate of Designations”). Also as previously disclosed in the Company’s current report on Form 8-K filed with the SEC on May 31, 2019, the Series RX-1 Preferred Stock carries the following rights, preferences and privileges:

▪	automatic conversion into shares of Company common stock on a 100-for-1 basis immediately upon the Company either (i) issuing any shares of any series of preferred stock senior to or parri passu with the Series RX-1 Preferred Stock in liquidation, or (ii) subdividing the outstanding shares of Company common stock into a greater number of shares (a forward stock-split), or (iii) combining the outstanding shares of Company common stock into a smaller number of shares of Company common stock (a reverse stock-split);
▪	voluntary conversion to Company common stock at the same 100-for-1 conversion ratio any time prior to automatic conversion;
▪	voting on an as-converted-to-common-stock basis, together as a single class, with the Company common stock, on all matters requiring the approval, ratification or consent of holders of the common stock; and
▪	a senior liquidation preference entitling its holders to be paid $1.00 per share out of the assets of the Company in the event of any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary, before any distribution or payment is made to any holders of any shares of the Company's common stock.

All of the foregoing notwithstanding, the Series RX-1 Preferred Stock is redeemable by the Company at any time prior to conversion at a price of $1.00 per share.

Though subject to the corresponding documents annexed hereto as Exhibit 10.1, the following table summarizes the Series RX-1 Preferred Stock Transactions:

Series RX-1 Preferred Stock Debt Holder	Aggregate Principal and Interest Consideration Exchanged/Paid	Total Number of Series RX-1 Preferred Shares Issued	Total Number of Common Shares Into Which Shares are Convertible (Before Any Potential Adjustment)
Catalyst Capital Group LLC	$69,041	52,325	5,232,500
Conway, P.	458,729	324,262	32,426,200
Kuehne Developments	73,560	65,396	6,539,600
Kuehne, J.	36,583	32,367	3,236,700
Kuehne, N.	22,510	20,351	4,070,200
Landry, M.	22,580	20,483	2,048,300
Membrado, M.	37,251	33,873	3,387,300
Mito, M.	1,070,974	822,639	82,263,900
WorldWide Associates	34,952	26,568	2,656,800
Combined Total	$1,826,180	1,418,615	141,861,500

The Series RX-2 Preferred Stock Warrant Transactions

Between June 6 and 12, 2019, pursuant to certain securities exchange agreements and securities purchase agreements between the Company and certain of its directors and current and former employees, and in exchange for an aggregate $490,658 in debt owed to such parties as of such dates, inclusive of accrued interest, (a portion of which debt had been convertible into Company common stock in accordance with its stated terms and the remainder of which had not), the Company issued to such individuals warrants to purchase a total of 981,316 shares of Company Series RX-2 preferred stock (the “Series RX-2 Preferred Stock”) at a price per share of $0.50 (collectively, the “Series RX-2 Warrants”). As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, 1,000,000 shares of the Series RX-2 Preferred Stock, par value $0.001 per share, had been previously authorized by the Company’s board of directors on May 31, 2019 pursuant to its authority to designate serial preferred stock from time to time under Article V Section B of the Company Articles, and a certificate of designations amending the Company Articles and reflecting the Series RX-2 was duly filed with the Nevada Secretary of State on June 3, 2019 (as included as Exhibit 3.1 to the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, the “Series RX-1 Certificate of Designations”).

The Series RX-2 Warrants are exercisable at any time prior to the earlier of (i) the effectiveness of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or other similar occurrence involving the Company, or (ii) December 31, 2021.

As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, the Series RX-2 Preferred Stock carries the following rights, preferences and privileges:

▪	automatic conversion into shares of Company common stock on a 100-for-1 basis immediately upon the effectiveness of any amendment to the Company Articles increasing the authorized number of shares of Company common stock from 900,000,000 to a number equal to or greater than 1,600,000,000;
▪	voting on an as-converted-to-common-stock basis, together as a single class, with the Company common stock, on all matters requiring the approval, ratification or consent of holders of the common stock; and
▪	a ranking in liquidation of the Company pari passu with the Company common stock on an as-converted basis, and junior to all other classes and series of equity securities of the Corporation which by their terms do not rank pari passu, though subordinate and junior to to all indebtedness of the Company.

Though subject to the corresponding documents annexed hereto as Exhibits 10.2, 10.3 and 10.4, the following table summarizes the Series RX-2 Preferred Stock Warrant Transactions:

Series RX-2 Preferred Stock Warrant Debt Holder	Aggregate Principal and Interest Consideration Exchanged/Paid	Total Number of RX- 2 Shares For Which Warrants Issued Are Exercisable	Total Number of Common Shares Into Which Shares are Convertible (Before Any Potential Adjustment)	Amount of Cash Potentially Realizable by the Company Upon Exercise of the Warrants Issued
Ireland, B.	$29,003	58,006	5,800,600	$29,003
Kuehne, J.	149,021	298,042	29,804,200	149,021
Schoenfeld, D.	51,924	103,848	10,384,800	51,924
Tucker, C.	87,009	174,018	17,401,800	87,009
Octiller International	81,651	163,302	16,330,200	81,651
Singer, G.	92,050	184,100	18,410,000	92,050
Combined Total	$490,658	981,316	98,131,600	$490,658

The Series RX-3 Preferred Stock Warrant Transactions

Between June 6 and 12, 2019, pursuant to certain securities exchange agreements and securities purchase agreements between the Company and certain of its outside professional consultants and employees, and in exchange for an aggregate $1,397,647 in debt owed to such parties as of such dates, inclusive of accrued interest, (a portion of which debt had at one point in time been convertible into Company common stock in accordance with its stated terms and the remainder of which had not), the Company issued to such individuals warrants to purchase a total of 481,212 shares of Company Series RX-3 preferred stock (the “Series RX-3 Preferred Stock”) at a price per share of $5.00 (collectively, the “Series RX-3 Warrants”). ”). As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, 500,000 shares of the Series RX-3 Preferred Stock, par value $0.001 per share, had been previously authorized by the Company’s board of directors on May 31, 2019 pursuant to its authority to designate serial preferred stock from time to time under Article V Section B of the Company Articles, and a certificate of designations amending the Company Articles and reflecting the Series RX-3 was duly filed with the Nevada Secretary of State on June 3, 2019 (as included as Exhibit 3.2 to the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, the “Series RX-1 Certificate of Designations”).

Except in the event that certain intervening corporate events trigger acceleration, the rights of the recipients of Series RX-3 Warrants shall only vest and become exercisable as follows:

(i)       until such time following the date of any Series RX-3 Warrant, if at all, that the gross profit of the Company as reported in the Company’s consolidated and audited financial statements contained within its Annual Report on Form 10-K (the “Form 10-K”) filed with the U.S. Securities and Exchange Commission (the “SEC”) for any then preceding fiscal year during which such Series RX-3 Warrant is outstanding (“Reported Annual Gross Profit”), equals or exceeds $1,000,000, such Series RX-3 Warrants shall not be exercisable for any shares of Series RX-3 Preferred Stock;

(ii)       upon achievement for the first time following the date of any Series RX-3 Warrant, if at all, of a Reported Annual Gross Profit equal to or exceeding $1,000,000, then such Series RX-3 Warrant shall become exercisable for twenty-five percent (25%) of the number of shares of Series RX-3 Preferred Stock for which it is stated to be exercisable in the aggregate as of the date of the filing of the Form 10-K in which the corresponding financial statements have been included;

(iii)       upon achievement for the first time following the date of any Series RX-3 Warrant, if at all, of a Reported Annual Gross Profit equal to or exceeding $2,000,000, then such Series RX-3 Warrant shall become exercisable for twenty-five percent (25%) of the number of shares of Series RX-3 Preferred Stock for which it is stated to be exercisable in the aggregate as of the date of the filing of the Form 10-K in which the corresponding financial statements have been included; provided, however, that, if the achievement of the Reported Annual Gross Profit hurdle set forth in subsection (ii) above shall occur concurrently with the achievement of the Reported Annual Gross Profit hurdle set forth in this subsection (iii), then and in such event, the vesting of the exercise rights relative to shares of Series RX-3 Preferred Stock under such Series RX-3 warrant shall be cumulative (i.e. fifty percent [50%]);

(iv)       upon achievement for the first time following the date of any Series RX-3 Warrant, if at all, of a Reported Annual Gross Profit equal to or exceeding $4,000,000, then such Series RX-3 Warrant shall become exercisable for twenty-five percent (25%) of the number of shares of Series RX-3 Preferred Stock for which it is stated to be exercisable in the aggregate as of the date of the filing of the Form 10-K in which the corresponding financial statements have been included; provided, however, that, if the achievement of the Reported Annual Gross Profit hurdle set forth in subsection (ii) and/or (iii) above shall occur concurrently with the achievement of the Reported Annual Gross Profit hurdle set forth in subsection (iv), then and in such event, the vesting of the exercise rights relative to shares of Series RX-3 Preferred Stock under such Series RX-3 Warrant shall be cumulative (i.e. either fifty percent [50%] or seventy-five percent [75%], as applicable);

(v)       upon achievement for the first time following the date of any Series RX-3 Warrant, if at all, of a Reported Annual Gross Profit equal to or exceeding $8,000,000, then such Series RX-3 Warrant shall become exercisable for twenty-five percent (25%) of the number of shares of Series RX-3 Preferred Stock for which it is stated to be exercisable in the aggregate as of the date of the filing of the Form 10-K in which the corresponding financial statements have been included; provided, however, that, if the achievement of the Reported Annual Gross Profit hurdle set forth in subsection (ii), (iii), and/or (iv) above shall occur concurrently with the achievement of the Reported Annual Gross Profit hurdle set forth in this subsection (v), then and in such event, the vesting of the exercise rights relative to shares of Series RX-3 Preferred Stock under such Series RX-3 Warrant shall be cumulative (i.e. either fifty percent [50%], seventy-five percent [75%], or one hundred percent [100%], as applicable).

Once vested pursuant to the foregoing schedule, the Series RX-3 Warrants are exercisable in accordance with their terms at any time prior to the earlier of (i) the effectiveness of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or other similar occurrence involving the Company, or (ii) December 31, 2029.

As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on June 7, 2019, the Series RX-3 Preferred Stock carries the following rights, preferences and privileges:

▪	automatic conversion into shares of Company common stock on a 1,000-for-1 basis immediately upon the effectiveness of any amendment to the Company Articles increasing the authorized number of shares of Company common stock from 900,000,000 to a number equal to or greater than 1,600,000,000;
▪	voting on an as-converted-to-common-stock basis, together as a single class, with the Company common stock, on all matters requiring the approval, ratification or consent of holders of the common stock; and
▪	a ranking in liquidation of the Company pari passu with the Company common stock on an as-converted basis, and junior to all other classes and series of equity securities of the Corporation which by their terms do not rank pari passu, though subordinate and junior to all indebtedness of the Company.

Though subject to the corresponding documents annexed hereto as Exhibits 10.5, 10.6 and 10.7, the following table summarizes the Series RX-3 Preferred Stock Warrant Transactions:

Series RX-3 Preferred Stock Warrant Debt Holder	Aggregate Principal and Interest Consideration Exchanged/Paid	Total Number of RX- 3 Shares For Which Warrants Issued Are Exercisable	Total Number of Common Shares Into Which Shares are Convertible (Before Any Potential Adjustment)	Amount of Cash Potentially Realizable by the Company Upon Exercise of the Warrants Issued
Malone, M.	$235,775	81,806	81,806,000	$409,030
Malone, S.	609,716	211,733	211,733,000	1,058,665
Membrado, M.	552,156	187,673	187,673,000	938,365
Combined Total	$1,397,647	481,212	481,212,000	$2,406,060

The Combined Transactions

In total, and as a result of these transactions, 1,418,615 shares of preferred stock, which, in the aggregate, are convertible into 141,861,500 shares of Company common stock, and warrants to purchase an additional 1,462,528 shares of preferred stock, convertible in the aggregate into 579,343,600 shares of Company common stock, were issued. Combined, the aggregate amount of cash potentially realizable by the Company upon exercise of the warrants issued in this series of related restructuring transactions is $2,896,718.

At this time, the subject transactions are not expected by management to carry any adverse tax implications for the Company.

Collectively, the issuances of securities comprising the series of transactions described in this Item 1.01 can be summarized as follows:”

Series Preferred Stock	Total Number of Shares Issued	Total Number of Warrants Issued	Total Number of Shares For Which Warrants Issued Are Exercisable	Total Number of Common Shares Into Which Shares are Convertible (Before Any Potential Adjustment)	Amount of Cash Potentially Realizable by the Company Upon Exercise of the Warrants Issued
Series RX-1 Preferred Stock	1,418,615	—	—	141,861,500	$—
Series RX-2 Preferred Stock	—	8	981,316	98,131,600	490,658
Series RX-3 Preferred Stock	—	6	481,212	481,212,000	2,406,060
Combined Total	1,418,615	14	1,462,528	721,205,100	$2,896,718

The foregoing description of the Series RX-1 Securities Exchange Agreements, Series RX-2 Securities Exchange Agreements, Series RX-2 Securities Purchase Agreements, Series RX-2 Preferred Stock Purchase Warrant, Series RX-3 Securities Exchange Agreements, Series RX-3 Securities Purchase Agreements, Series RX-3 Preferred Stock Purchase Warrant, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the Series RX-1 Certificate of Designations (previously included as an exhibit in the Company’s current report on Form 8-K filed with the SEC on May 31, 2019), Series RX-2 and Series RX-3 Certificate of Designations (each previously included as exhibits in the Company’s current report on Form 8-K filed with the SEC on June 7, 2019), Series RX-1 Securities Exchange Agreements, Series RX-2 Securities Exchange Agreements, Series RX-2 Securities Purchase Agreements, Series RX-2 Preferred Stock Purchase Warrant, Series RX-3 Securities Exchange Agreements, Series RX-3 Securities Purchase Agreements, Series RX-3 Preferred Stock Purchase Warrant, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Section 3 – Securities and Trading Markets.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 of this Current Report on Form 8-K, (a) pursuant to the securities exchange agreements and the securities purchase agreements, the Company issued and sold shares of Series RX-1 Preferred Stock, issued and sold Series RX-2 Warrants, and issued and sold Series RX-3 Warrants. The issuance and sale by the Company of the shares of Series RX-1 Preferred Stock and the issuance and sale of the Series RX-2 Warrants and Series RX-3 Warrants by the Company to the various recipients were made in reliance upon the exemption from securities registration afforded by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended, as well as Rule 506 of Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As part of the transactions described in Item 1.01 of this Current Report on Form 8-K above under the sub-heading “The Series RX-3 Preferred Stock Warrant Transactions,” our president and chief executive officer, Steven Malone, received two warrants to purchase a total of 211,733 shares of Series RX-3 Preferred Stock in exchange for debt owed to him by the Company for services rendered in the aggregate amount of $609,716. The Series RX-3 Warrants issued to Mr. Malone are only exercisable in accordance with the limitations set forth above in the description of the Series RX-3 Warrants, and only upon payment of the stated exercise prices. In the aggregate, the Series RX-3 Warrants issued to Mr. Malone are exercisable for a number of shares of Series RX-3 Preferred Stock convertible into, or, in the event that the Series RX-3 Preferred Stock is automatically converted to Company common stock prior to exercise, directly for, 211,733,000 shares of Company common stock.

Also as part of the transactions described in Item 1.01 of this Current Report on Form 8-K above under the sub-heading “The Series RX-3 Preferred Stock Warrant Transactions,” and in addition to the warrants issued to Mr. Malone, the spouse of Mr. Malone, Micki Malone, the Company controller, received two warrants to purchase a total of 81,806 shares of Series RX-3 Preferred Stock in exchange for debt owed to her by the Company for services rendered in the aggregate amount of $235,775. The Series RX-3 Warrants issued to Ms. Malone are only exercisable in accordance with the limitations set forth above in the description of the Series RX-3 Warrants, and only upon payment of the stated exercise prices. In the aggregate, the Series RX-3 Warrants issued to Ms. Malone are exercisable for a number of shares of Series RX-3 Preferred Stock convertible into, or, in the event that the Series RX-3 Preferred Stock is automatically converted to Company common stock prior to exercise, directly for, 81,806,000 shares of Company common stock. The securities issued to Ms. Malone constitute a part of Mr. Malone’s beneficial ownership in the Company.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
10.1	Series RX-1 Securities Exchange Agreement.
10.2	Series RX-2 Securities Exchange Agreement.
10.3	Series RX-2 Securities Purchase Agreement.
10.4	Series RX-2 Preferred Stock Purchase Warrant.
10.5	Series RX-3 Securities Exchange Agreement.
10.6	Series RX-3 Securities Purchase Agreement.
10.7	Series RX-2 Preferred Stock Purchase Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FINDEX.COM, INC.

By:	/s/ Steven Malone
Steven Malone President & Chief Executive Officer

Date:  June 12, 2019